UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________ FORM 8-K/A (Amendment No. 2) ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2011
VERIFONE SYSTEMS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-32465 (Commission File Number)	04-3692546 (IRS Employer Identification No.)
2099 Gateway Place, Suite 600 San Jose, CA 95110 (Address of principal executive offices with zip code)
(408) 232-7800 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On January 4, 2012, VeriFone Systems, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that pursuant to the Sale and Purchase Agreement (the “SPA”) with Point Luxembourg Holding S.A.R.L. and Electronic Transaction Group Limited, as Sellers (the “Sellers”), under which VeriFone Nordic agreed, subject to the terms and conditions set forth in the SPA, to acquire all of the outstanding share capital of Electronic Transaction Group Nordic Holding AB, a Swedish company operating the Point International business, Northern Europe's largest provider of payment and gateway services and solutions for retailers (collectively, “Point”). This Form 8-K/A is being filed to provide the financial statements of Point and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Point as of and for the years ended December 31, 2010 and 2009 and accompanying notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.
The unaudited condensed consolidated financial statements of Point as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010 and accompanying notes are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company for the fiscal year ended October 31, 2011 giving effect to the acquisition of Point is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.
(d) Exhibits.
The following exhibits are filed as part of this Report on Form 8-K:

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Point as of and for the years ended December 31, 2010 and 2009 and accompanying notes

99.2	Unaudited condensed consolidated financial statements of Point as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010 and accompanying notes

99.3	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: March 19, 2012	By: /s/ Albert Liu Name: Albert Liu Title: Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Point as of and for the years ended December 31, 2010 and 2009 and accompanying notes

99.2	Unaudited condensed consolidated financial statements of Point as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010 and accompanying notes

99.3	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes